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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


        Date of report (Date of earliest event reported) December 7, 2000




                          US INDUSTRIAL SERVICES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-22388               99-0273889
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          40 Skokie Boulevard, Suite 110
               Northbrook, Illinois                                60062
---------------------------------------------------         -------------------
     (Address of principal executive offices)                    (Zip Code)




                                 (847) 509-8500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 7, 2000, US Industrial Services, Inc. ("Registrant") entered into a Stock Purchase and Note Assignment Agreement, dated as of September 29, 2000 (the "Purchase Agreement"), with Spruce MacIntyre Holding Corp. ("Buyer"), and P.W. Stephens Environmental Corp., P.W. Stephens Contractors, Inc., P.W. Stephens Services, Inc. and P.W. Stephens Northwest, Inc., each a wholly-owned subsidiary of the Company (collectively, the "Subsidiaries"). Pursuant to the Purchase Agreement, Registrant sold all of the outstanding capital stock of each of the Subsidiaries for an aggregate purchase price of $1,650,000, $100,000 of which was paid in cash and the balance of which was paid by Buyer's issuance to Registrant of a promissory note in the principal amount of $1,550,000. The promissory note bears interest at the rate of 9.5% per annum, is due and payable in installments with the final payment due on June 15, 2001 and is secured by the personal property assets, and all of the outstanding shares of capital stock, of the Subsidiaries and guaranteed by an affiliate of Buyer, which guarantee is secured by all of the assets of the guarantor, and American Temporary Sanitation, Inc., a third party (the "Third Party Guarantor"). Buyer also acquired the Company's interest in a promissory note issued by the Third Party Guarantor to the Company in January 1999.

     Buyer and Registrant entered into the Purchase Agreement following Buyer's exercise of its option to purchase the Subsidiaries (the "Option"). Registrant granted the Option to Buyer in a Management Agreement between such parties dated June 23, 1999 (the "Management Agreement"). Pursuant to the Management Agreement, Buyer managed, operated and controlled P.W. Stephens Contractors, Inc. and P.W. Stephens Services, Inc. in consideration for a weekly fee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     The following unaudited pro forma consolidated financial information of Registrant gives effect to the disposition of all of the outstanding capital stock of the Subsidiaries. The pro forma financial information does not reflect any cost savings which may occur as a result of the disposition.

     Registrant believes that the accompanying unaudited consolidated financial information contains all adjustments necessary to fairly present its financial position as of September 30, 2000, and the results of its operations for the year ended September 30, 2000, as if the disposition had occurred on September 30, 2000.

     The unaudited pro forma consolidated financial information has been included as required by the rules of the Securities and Exchange Commission (the "SEC") and is provided for comparative purposes only. The unaudited pro forma consolidated financial information presented herein is based upon the historical financial statements of Registrant and should be read in conjunction with such financial statements and the related notes thereto, all of which are included in Registrant's other filings with the SEC.

     The unaudited pro forma consolidated financial information presented does not purport to be indicative of the financial position or operating results which would have been achieved had the transaction described in Item 2 above taken place at the dates indicated and should not be construed as representative of Registrant's financial position or results of operations for any future date or period.





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                          US INDUSTRIAL SERVICES, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (In Thousands)
                                   (Unaudited)

                                                                  September 30,
                                                                      2000
                                                                  -------------

                                     ASSETS
Current Assets:
Cash                                                                 $     12
Receivable on sale of assets                                              100
Notes receivable, current portion                                       2,550
                                                                     --------
     Total current assets                                               2,662
                                                                     --------

Other assets:
Notes receivable, less current portion                                  3,417
                                                                     --------

Total Assets                                                         $  6,079
                                                                     ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities                             $    529
Other liabilities                                                       1,370
                                                                     --------
     Total current liabilities                                          1,899
                                                                     --------

COMMITMENTS AND CONTINGENCIES

                              SHAREHOLDERS' EQUITY
Common stock, $.01 par value, 25,000 authorized, 8,764 outstanding         88
Additional paid-in capital                                             23,177
Accumulated deficit                                                   (19,085)
                                                                     --------
Total stockholders' equity                                              4,487
                                                                     --------
Total liabilities and stockholders' equity                           $  6,079
                                                                     ========




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                          US INDUSTRIAL SERVICES, INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
                  (In Thousands, except for per share amounts)
                                   (Unaudited)


                                                                   ADJUST FOR
                                                        ACTUAL    DISPOSITION  PROFORMA
                                                       --------   ----------- ----------
Revenue                                                $ 13,511    $(13,511)   $      0
Cost of revenue                                          10,805     (10,805)          0
                                                       --------    --------    --------

Gross profit                                              2,706      (2,706)          0
Selling, general and administrative expenses              5,796      (4,217)      1,579
                                                       --------    --------    --------

Operating loss                                           (3,090)      1,511      (1,579)
                                                       --------    --------    --------
Other:
Gain on sale of subsidiary                                  379           -         379
Interest income (expense), net                               23         190         213
                                                       --------    --------    --------
Total other income (expense)                                402         190         592
                                                       --------    --------    --------
Loss from continuing operations before income taxes      (2,688)     (1,701)       (987)

Income tax provision                                      3,537           -       3,537
                                                       --------    --------    --------
Net income (loss)                                      $ (6,225)   $ (1,701)   $ (4,524)
                                                       ========    ========    ========
Net income per share                                   $  (0.71)   $  (0.19)   $  (0.52)
                                                       ========    ========    ========
Weighted average number of common shares outstanding      8,764       8,764       8,764
                                                       ========    ========    ========




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 (c)  Exhibits.

      See Exhibit Index attached.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       US INDUSTRIAL SERVICES, INC.
Date:    February 15, 2001


                                       By: /s/   Frank Fradella
                                           -------------------------------------
                                           Frank Fradella
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit Number      Document
--------------      --------

2.1 Stock Purchase and Note Assignment Agreement, dated as of September 29, 2000, between Spruce MacIntyre Holding Corp., P.W. Stephens Environmental, Inc., P.W. Stephens Contractors, Inc., P.W. Stephens Services, Inc. and P.W. Stephens Northwest, Inc. and US Industrial Services, Inc.

99.1                Press Release of US Industrial Services, Inc., dated
                    January 4, 2001.

99.2                Press Release of US Industrial Services, Inc., dated
                    January 26, 2001.






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